SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2000
(Date of earliest event reported)

DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware				                   333-74457 and 333-74457-01  88-0355652
(State or other jurisdiction	       (Commission		         (IRS Employer
of incorporation)	                   File Numbers)         identification No.)

655 Maryville Centre Drive
St. Louis, Missouri					                  63141
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(314) 523-3000

Item 5.	Other Events.

Copies of the monthly Certificateholders' Statements are being filed as Exhibits 1, 2, 3 and 4 to this Current Report on Form 8-K.

Item 7.(c).	Exhibits.

Exhibit	 Description

Ex-1     Distribution Financial Services Floorplan Master Trust
         Compliance/Statistical Reporting
		       Reporting for period ending 9/30/2000.
Ex-2		   Distribution Financial Services Floorplan Master Trust
         Distribution Date Statement Series 2000-1
		       Reporting for period ending 9/30/2000.
Ex-3     Distribution Financial Services Floorplan Master Trust
         Distribution Date Statement Series 2000-2
         Reporting for period ending 9/30/2000.
Ex-4     Distribution Financial Services Floorplan Master Trust
         Distribution Date Statement Series 2000-3
         Reporting for period 9/30/2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:  		Deutsche Floorplan Receivables, Inc.,
       its General Partner

Date:		October 25, 2000

By:		  /s/ Richard C. Goldman
Name:		Richard C.Goldman
Title:	Senior Vice President and Secretary

DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

Date:  October 25, 2000

By:    /s/ Richard C. Goldman
Name:  Richard C. Goldman
Title: Senior Vice President and Secretary